                                                                      Exhibit 21

                                  SUBSIDIARIES
                                       OF
                         CABLEVISION SYSTEMS CORPORATION

                                                                     State of
Name                                                                Organization
----                                                                ------------

CSC Holdings, Inc.                                                  Delaware
Rainbow Media Holdings, Inc.                                        Delaware
Regional Programming Partners                                       New York
Regional MSG Holdings, LLC                                          Delaware
Madison Square Garden, L.P.                                         Delaware
Cablevision Electronics Investments, Inc.
               d/b/a The WIZ                                        Delaware
Cablevision Systems New York City Corporation                       Delaware
Rainbow Media Sports Holdings, Inc.                                 Delaware
Rainbow Regional Holdings, LLC                                      Delaware
CCG Holdings, Inc.                                                  Delaware
Rainbow Media Group, LLC                                            Delaware

                                  SUBSIDIARIES
                                       OF
                               CSC HOLDINGS, INC.

Rainbow Media Holdings, Inc.                                        Delaware
Regional Programming Partners                                       New York
Regional MSG Holdings, LLC                                          Delaware
Madison Square Garden, L.P.                                         Delaware
Cablevision Electronics Investments, Inc.
            d/b/a The WIZ                                           Delaware
Cablevision Systems New York City Corporation                       Delaware
Rainbow Media Sports Holdings, Inc.                                 Delaware
Rainbow Regional Holdings, LLC                                      Delaware
CCG Holdings, Inc.                                                  Delaware
Rainbow Media Group, LLC                                            Delaware